Enriching the quality of life for people everywhere.

Iris

IRIS International, Inc.
®
2007 Investor’s Conference
2007 Investor’s Conference
Five-Year Long Range Plan 2007 -
Five-Year Long Range Plan 2007 -
2011
2011
Metropolitan Club, New York, NY
Metropolitan Club, New York, NY
César M. García, President & CEO
Thomas Adams PhD, Corporate VP, CTO
Thomas Warekois, Corporate VP,  President Iris Diagnostics
04.10.07
Exhibit 99.2

®

Safe Harbor Provision
Safe Harbor Provision
This presentation contains forward-looking statements made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include, but are not limited to, the Company’s views on future financial performance, market growth, capital requirements, new product introductions and acquisitions, and are generally identified by phrases such as “thinks,” “anticipates,”
“believes,” “estimates,” “expects,” “intends,” ,“plans,” and similar words.  Forward-looking statements are not guarantees of future performance and are inherently subject to uncertainties and other factors which could cause actual results to differ materially from the forward-looking statement.  These statements are based upon, among other things, assumptions made by, and information currently available to, management, including management’s own knowledge and assessment of the Company’s industry, R&D initiatives, competition and capital requirements.  Other factors and uncertainties that could affect the
Company’s forward-looking statements include, among other things, the following:
identification of feasible new product initiatives, management of R&D efforts and the resulting successful development of new products and product platforms; acceptance by customers of the Company’s products; integration of acquired businesses; substantial expansion of international sales; reliance on key suppliers; the potential need for changes in long-term strategy in response to future developments; future advances in diagnostic testing methods and procedures; potential changes in government regulations and healthcare policies, both of which could adversely affect the economics of the diagnostic testing procedures automated by the Company’s products; rapid technological change in the microelectronics and software industries; and competitive factors, including pricing pressures and the introduction by others of new products with similar or better functionality than our products.  These and other risks are more fully described in the Company’s filings with the
Securities and Exchange Commission, including the Company’s most recently filed Annual
Report on Form 10-K and Quarterly Report on Form 10-Q, which should be read in conjunction herewith for a further discussion of important factors that could cause actual results to differ materially from those in the forward-looking statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

® 3 Agenda Agenda • Strategic Overview C. Garcia • Technology Plans T. Adams • Commercialization Plans T. Warekois • Summary C. Garcia • Q&A

® Strategic Overview

®

Iris Product Evolution
Iris Product Evolution
2002-2006
2002-2006
Urine
Chemistry
Urine
Microscopy
Yr.
2002
Body
Fluids
Urine
Chemistry
Urine
Microscopy
Yr.
2006
Body
Fluids
IRIS re-defined the urinalysis test paradigm!

®

Fundamentals of Our Next Stage of
Fundamentals of Our Next Stage of
High Growth
High Growth
• Continue to re-define other diagnostics (IVD)
practices in related market disciplines
– Increasing clinical utility
– Consolidating functionalities /automation theme
– Follow the “Chain of Treatment”
– Address high value applications
• Capitalize on “call-point” synergies
• Leverage key technological advantages
• Critical Mass: Capitalize on economies of scale
– Manufacturing, distribution, service, etc.
• Deployment of know-how beyond urinalysis segment
• Reduce risks

® 7 Prevalent “Call-Point” Prevalent “Call-Point” Synergies Synergies • US Urinalysis Hematology • EX- US Urinalysis Microbiology Hematology

®

3 GM Platform Themes
3 GM Platform Themes
Third Generation Morphology
Platform
• Improved imaging
– Morphological signatures
translate into increased
clinical utility
• High sensitivity & specificity
• Expanded test Menu
• Automation & test
consolidation
Urine
Microscopy
Hematology
Body Fluids

®

IRIS:  Planned
IRIS:  Planned
Portfolio by 2011
Portfolio by 2011
PRODUCT
PORTFOLIO
Urinalysis Hematology
Ultra Sensitive
Detection
Sample
Processing
Centrifuges
DNA
Hybridizers
PSA
CEC
HIV
Breast Cancer
Routine CBC
Cell
Morphology
Body Fluids Diff
Urine
Chemistry
Urine
Microscopy
Culture
Screening

®

Broad Enabling Technology & Know-how
Broad Enabling Technology & Know-how
 CORE
TECHNOLOGY
Urinalysis Bacteria 3 GM NADIA
Dry Chemistry
X
Wet Chemistry
X X X
Imaging
X X X
Bubble Technology
X X
Immuno-PCR
X
Automated Particle
Recognition
X X X
PRODUCT PLATFORMS

®

IRIS Target Market Opportunity
IRIS Target Market Opportunity
Grows to $3.9 Billion
Grows to $3.9 Billion
($ in millions)
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
2005 Future
Hematology
HIV
Oncology
Urine Culture
Urine Chemistry
Urine Microscopy

Enriching the quality of life for people everywhere.

Iris

IRIS International, Inc. ® IRIS Technology & Product Portfolio IRIS Technology & Product Portfolio Thomas Adams, PhD Corporate VP & CTO

®

2007 -
2007 -
2011
2011
Product & Technology Portfolio
Product & Technology Portfolio
ENABLING
TECHNOLOGY
PORTFOLIO
Chemistry
Platform
NADIA
Centrifugation
Applications /
FISH
Bubble
Technology
3rd Gen. Flow
Microscopy
PRODUCT
PORTFOLIO
Urinalysis Hematology
Ultra-Sensitive
Detection
Applications
Sample
Processing

®

Product & Technology Portfolio
Product & Technology Portfolio
ENABLING
TECHNOLOGY
PORTFOLIO
Chemistry
Platform
NADIA
Centrifugation
Applications /
FISH
Bubble
Technology
3rd Gen. Flow
Microscopy
PRODUCT
PORTFOLIO
Urinalysis Hematology
Ultra-Sensitive
Detection
Applications
Sample
Processing

®

Iris Chemistry Program
Iris Chemistry Program
• Iris is producing products, adding distribution channels, and developing programs to displace competitors in all market
segments:
– iChem fully automated urine chemistry analyzer
– iChem100 semi-automated urine chemistry analyzer with iConnect
– iChem CLIA waived hand-held urine chemistry analyzer
– vChem – visual UA strip
Urinalysis
iChem AUTO
(unveiling soon)

®

Urinalysis
Iris Chemistry Program Milestones
Iris Chemistry Program Milestones
•
iChem AUTO
– FDA 510(k) Submission Q2-07
– International Launch Q3-07
– 1
st
Commercial Shipment Q4-07
•
iChem CLIA-Waived
– FDA 510(k) Submission Q1-08
– Global Launch Q2-08
– 1
st
Commercial Shipment Q2-08
iChem AUTO
(unveiling soon)

®

Morphology
Morphology
• The science of cell form and structure
• IRIS has developed a franchise in urine microscopy
capitalizing on the iQ200’s imaging capabilities
• A natural expansion into hematology
Urinalysis Hematology

® 18 Hematology 3 GM Platform Technology 3 GM Platform Technology 3 rd Gen. Flow Microscope Improved Urine Microscopy Body Fluids Hematology Urinalysis

®

Iris History in Hematology
Iris History in Hematology
The White Iris Leukocyte Differential Analyzer
• White blood cells
• Normal five subtypes plus immature cells
•
A nine part differential!
- The most comprehensive white cell differential
analyzer with FDA clearance (1996)
• Built ten prototypes 1994
• Product abandoned due to lack of funding and
very high manufacturing costs
• Market survey-- high interest in combined system:
CBC plus expanded differential with imaging
Hematology

®

Hematology Statistics
Hematology Statistics
•
These results suggest that most CBCs are accompanied
by a differential performed by the primary analyzer
•
A significant percentage require manual review after
the automated CBC/ Diff test
Hematology
Number of CBC and Automated Differential
Blood Cell Count in the US in 2001
(millions)
CBCs
CBCs with "auto
differentials"
Hospitals 245 208
Reference
Laboratories
132 121

CAP Laboratory Improvement Programs

Laboratory Productivity and the Rate of Manual Peripheral Blood Smear Review

A College of American Pathologists Q-Probes Study of 95 141 Complete Blood Count Determinations Performed in 263 Institutions

David A. Novis, MD; Molly Walsh, PhD; David Wilkinson, MD; Mary St. Louis, MT; Jonathon Ben-Ezra, MD

596 Arch Pathol Lab Med—Vol 130, May 2006 *Laboratory Productivity and Manual Peripheral Blood Smears*—Novis et al

Iris

® 21 Clinical Need Clinical Need Hematology

Table 3. Rates of Manual Blood Smear Review in Participating Institutions (n = 263)						
		All Institution Percentiles				
	Mean	10th	25th	50th (Median)	75th	90th
% of automated complete blood counts						
With a manual scan performed	11.1	0.8	3.2	9.1	16.0	23.6
With a manual differential count performed	17.6	3.2	7.8	14.7	25.0	35.8
With a manual review, scan, or differential performed	28.7	9.9	18.5	26.7	39.1	50.0

CAP Laboratory Improvement Programs

Laboratory Productivity and the Rate of Manual Peripheral Blood Smear Review

A College of American Pathologists Q-Probes Study of 95 141 Complete Blood Count Determinations Performed in 263 Institutions

David A. Novis, MD; Molly Walsh, PhD; David Wilkinson, MD; Mary St. Louis, MT; Jonathon Ben-Ezra, MD

Iris

® 22 Manual Blood Smear Review Manual Blood Smear Review Hematology

Table 5. Reasons for Manual Smear Reviews, the Types of Reviews Performed, and Assessment of Whether New Information Was Learned From the Reviews

Questions Asked*	No. of Reviews	% of Reviews
Reason for manual review?		
WBC flag	4902	36.7
Immature cell flag	3414	25.5
RBC flag	1739	13.0
Platelet flag	794	5.9
Physician request	487	3.7
Scan for platelet verification	461	3.5
Instrument failure flag	333	2.5
Hemoglobin concentration flag	259	1.9
Other	977	7.3
Type of manual review?		
Scan	6147	39.9
Differential count	9276	60.1
New information learned?		
Yes	5471	35.7
No	9875	64.3

CAP Laboratory Improvement Programs

Iris

Laboratory Productivity and the Rate of Manual Peripheral Blood Smear Review

A College of American Pathologists Q-Probes Study of 95 141 Complete Blood Count Determinations Performed in 263 Institutions

David A. Novis, MD; Molly Walsh, PhD; David Wilkinson, MD; Mary St. Louis, MT; Jonathan Ben-Ezra, MD

® 23 Reasons for Manual Blood Scan Reasons for Manual Blood Scan Hematology

®

Hematology Reimbursements
Hematology Reimbursements
•
Automated CBC with WBC differential $10.86
• Automated WBC and differential $  9.04
• Blood Smear with WBC and differential $  4.81
Hematology
The 3GM Platform enables expansion into
higher value testing.

®

Cell Morphology
Cell Morphology
Number of Manual Differential Blood Cell Counts
US Only
•
In 2001, in hospitals there were 51.2 million
manual differentials performed
•
In reference laboratories, there were 10.7
million differentials performed
Hematology
The 3GM Platform enables expansion into
a market three times bigger than urinalysis

®

Changing the Hematology Test Paradigm
Changing the Hematology Test Paradigm
CBC
Analyzer
Slide Maker
Stainer
Yr.
2007
Manual
Morphology
Analysis
CBC with
Expanded
WBC Diff
“Virtual”
Slide
Yr.
2010
Automated
Morphology
Analysis
IRIS image-based Third Generation
Morphology (3GM)Platform!
Hematology

® 27 Morphology Morphology Normal blood film Hematology

® 28 Morphology Morphology Normal and Abnormal Lymphocyte Hematology

®

Today: Capitalize on the 3GM Platform
Today: Capitalize on the 3GM Platform
• Advances in electronics & optics:
– High speed color cameras with high
resolution are affordable
– Computers, data transfer rates, memory all
significantly improved and cheaper
• iQ200 platform is a proven reliable platform
• Iris established as leader in morphology,
using proprietary automated particle
recognition
• Expanded Iris R &D team has experience to
design and develop this new product
• Economies of scale & manufacturing
competencies
• A combined hematology, urinalysis, body
fluids platform
Urine
Microscopy
Hematology
Body Fluids

PMN
BAND
LYMP
LYMP (CLUSTERED)
MONO
EO
BASO
META
MYEL
MYEL (EOSINOPHILIC)
PROM
BLST (LATE)
BLST
MEGA

Fig. 3. 2-MPM-stained cells showing leukocyte metachromasia.

Iris

® 30 What did The White IRIS show? Hematology

BLAST
PRO
MYELO
PMN
Figure 1C
Blast
Promyelocyte
Myelocyte
Polymorphonuclear

® 31 Quantifying Morphological Signatures Quantifying Morphological Signatures Colors to numbers – How? Hematology

Size
Contrast
Shape
Texture
[FS1] [FS2] [FSn]
[FC1] [FC2] [FCn]
[FSh1] [FSh2] [FShn]
[FT1] [FT2] [FTn]

®

Automated Image Analysis Processing
Automated Image Analysis Processing
Feature Extraction
• Each isolated particle is analyzed for specific features
• Each feature is analyzed using a series of algorithms
• Features of each particle are converted to numerical
values
Urine
Microscopy
Hematology
Body Fluids

A
PMN: 55.6%
LYMP: 34.0%
MONO: 9.3%
EO: 0.2%
BASO: 0.9%
ART: 0.0%
ABORT
ACCEPT
EDIT

Fig. 6. Viewstation display of (*A*) machine-ordered cells from a normal specimen, and (*B*) edit confirmation for the same normal specimen

® 33 IRIS White Cell Auto-recognition IRIS White Cell Auto-recognition Hematology

®

Molecular Diagnostics
Molecular Diagnostics
Two New Platform Technologies
•
Platform technologies work together to enable
monitoring of disease to extremely low
concentrations
– Nucleic Acid Detection Immuno Assay (NADIA)
– Isolation and concentration of molecules of interest
using albumin-coated micro bubbles
•
Higher sensitivity enables early detection of relapse
•
Superior patient monitoring of disease will enable
better therapeutic outcomes
Bubble
Isolation
Technology
NADIA
Ultra Sensitive
Detection

®

•
A method for early detection of relapse of cancer and
HIV
•
Test kits utilize real-time PCR instruments
–
Large installed base of ~3,000 worldwide
•
Femtogram/ml capability
•
Applicable to multiple high value applications in large
market segments
PCR instrumentation
ImmunoAssay
Nucleic Acid
Testing
NADIA
NADIA
Nucleic Acid Detection ImmunoAssay
Ultra Sensitive
Detection

RNA Proteins Modified
Proteins
DNA
Biological
Function
Transcription Translation Post-Translation
Modification
30,000 Genes > 500,000 Proteins
Proteins Are Critical to Understanding
Proteins Are Critical to Understanding
Disease
Disease
Genome Transcriptome Proteome
x 5 to 50
functional
links per protein
Ultra Sensitive
Detection

®

Detection of Proteins in Blood
Detection of Proteins in Blood
•
There are >250,000 proteins in blood
•
95% are below current detection limits
•
Sensitivity as low as 1,000 molecules
•
NADIA enables detection of  >95% proteins
•
NADIA can detect fg/ml concentrations, which is
much more sensitive than conventional assays
Ultra Sensitive
Detection

®

Product Pipeline
Product Pipeline
•
PSA - monitoring after prostatectomy
•
Bacteria and yeast - isolation and concentration in
urine
•
Circulating epithelial cells - isolation and
concentration in blood
•
HIV viral load - monitoring at current undetectable
levels
•
HER-2/Neu - monitoring after lumpectomy
/mastectomy
Ultra Sensitive
Detection

® 39 NADIA PSA NADIA PSA 10(7) 10(0) 0 0 Molecules/ml Readout Time PSA Concentration in Relapse EIA NADIA Ultra Sensitive Detection

ng/ml
100.0
10.0
1.0
0.1
0.01
0.001
0.0001
0.00001
CURRENT PSA
Common Range
NADIA PSA
Ultra-sensitive detection capability
0.0001
0.001
0.01
0.1
1.0
10.0
100.0
ng/ml

® 40 NADIA PSA - NADIA PSA - Capabilities Capabilities Ultra Sensitive Detection • FDA 510(k) submitted 2/7/2007 • Next step is reverse outcome study

®

Circulating Epithelial Cells
Circulating Epithelial Cells
•
Breast, prostate, colon, lung, and pancreatic
cancers are epithelial cell cancers
(carcinomas)
•
Cells from these cancers circulate in blood in all
stages of disease
•
Cells can be isolated and identified
•
Markers can be measured to guide therapy
Ultra Sensitive
Detection

®

HIV:  Viral Load
HIV:  Viral Load
•
Viral load tests measure amount of HIV RNA
•
Along with CD4 cell count, most valuable measure for
predicting HIV disease progression
•
Current HIV RNA sensitivity to 50 copies/ml
•
Two RNA molecules per virion (the complete virus
particle, structurally intact and infectious)
•
75% of patients on HAART therapy have levels below
detection limits of current technology
•
NADIA p24 expected to have 25X better sensitivity
•
Ability to see upward and downward trend at current
undetectable levels
2,000 p24 molecules per virion
Ultra Sensitive
Detection

®

Breast Cancer:
Breast Cancer:
Her-2/neu Marker
•
HER-2/neu is as prognostic marker to determine how
aggressive a breast cancer tumor is
•
Approximately one-third of breast cancers have too
many copies
•
Today, IHC tests are performed on cancer tissue
•
IRIS technology provides for a blood-based
alternative
•
Isolate and phenotype Her-2/neu concentration per
cell
•
Provide physicians with valuable information
– Patients who are relapsing and may be responsive to
antibody therapy, Herceptin®
Ultra Sensitive
Detection

®

Bubble Isolation Technology
Bubble Isolation Technology
•
Bubbles made from human albumin are 2-5 microns
in size
•
Bubbles are coated with antibodies to recognize
specific cell types
•
Bubbles bind to target cells and rise to the surface
simultaneously purifying and concentrating cells
•
Bubbles can be made to disappear

Bacteria Concentration -
Bacteria Concentration -
Proof of Concept
Proof of Concept
Capture of E. coli
on Albumin (HSA) Bubbles
BUBBLES
0.1 ml (~5E
6)
+
BACTERIA
E. coli
1 ml (~5E³ cells)
Sterile
undernate
Flotate
Gentle
agitation
X minutes

® 46 A Negative Predictor for Bacteriuria A Negative Predictor for Bacteriuria Fluorescent Bacteria E.coli Staph. aureus

®

IMD R & D Milestones
Test
Indication
Expected FDA Submission
PSA
Monitoring PSA levels after
prostatectomy
Filed 510(k) on 2/7/07
Isolation Technology -
Bacteria and Yeast
Urinary tract infections Collaborative program
with Iris Diagnostics
Isolation Technology -
Circulating Epithelial Cells
Detection of epithelial cells
File de novo 510k in 2007
HIV Viral Load
Monitoring HIV Viral Load during
HAART therapy
File PMA in 2008
Her-2/neu
Monitoring breast cancer after
mastectomy/lumpectomy
File PMA in 2009
Ultra Sensitive
Detection

®

Product Launch Plan
Product Launch Plan
Product
2007 2008 2009 2010 2011
iChem AUTO
X
iChem CLIA
X
Express 4 Centrifuge
X
NADIA PSA
X
NADIA CEC
X
Bacteriuria NP
X
3 GM Urinalysis
X
3 GM Hematology
X
NADIA HIV
X
NADIA Breast
X
1st Commercial Shipment

Enriching the quality of life for people everywhere.

IRIS International, Inc.
®
Executing Commercial Excellence
Executing Commercial Excellence
PRODUCT
PORTFOLIO
Urinalysis Hematology
Ultra-Sensitive
Detection
Applications
Thomas Warekois
Corporate VP & President IRIS Diagnostics
04.10.07

®

Executing Commercial Excellence
Executing Commercial Excellence
•
Urinalysis market leadership and growth
–
Increasing installed base and recurring revenue
stream
–
Expanding body fluids applications
–
New urine chemistry system introductions
–
Automated urine chemistry/microscopy
workcells
–
Future application targeted to improving
bacterial screening efficiency
Urinalysis

®

Executing Commercial Excellence
Executing Commercial Excellence
•
Introduction of a new hematology
paradigm
–
Automated morphology capabilities
–
Expanded cell analysis
–
Platform consolidation
Hematology

®

Executing Commercial Excellence
Executing Commercial Excellence
•
Commercialization of NADIA based tests
–
Initial focus on ultra-sensitive PSA in post-
surgical application
–
Pipeline prioritization balanced between
impact to patient care and market
opportunity
–
Expected use of collaborations to drive
revenues
Ultra Sensitive
Detection

®

2006 Global Urinalysis Market
2006 Global Urinalysis Market
Urine Chemistry Urine Microscopy Urine Culture
• Overall market growing at 3%
with microscopy at ~15%
• Microscopy analysis still highly
manual (60%)
• Demand for automation in
lab-based sector linking urine
chemistry and microscopy
• Physician office based urine
chemistry can benefit from
instrumentation
• Urine culture workflow
improvements could improve
chain of treatment
$900 Million Market
$300 MM
$400 MM
$200 MM

®

Global Hematology Market ($1.8 Bln)
Global Hematology Market ($1.8 Bln)
Siemens Beckman Coulter
Sysmex Abbott
Others
• Market growing at 4%
• Key drivers is automation
linking separate cell
analysis, slide making
and slide imaging
• Software algorithms
increasing sophistication
of analysis
• Population of >30,000
systems
• Annual global purchases
of ~5,000 CBC/Diff
systems
2006 Market Shares
17%
11%
14%
34%
24%

®

Reaching Lab-Based Customers
Reaching Lab-Based Customers
•
Purchases driven by similar business models, demands
and decision criteria
•
Customer base fits well with direct sales and key country
distributor model
– Reference lab networks/GPO/IDN
– Synergies with sales, service and support
– Value of hematology partner to accelerate market access
under evaluation
•
Consideration of additional direct country sales models
based on achievement of critical mass populations
Unique value propositions with IRIS expertise in
morphology analysis and “bubble technology”
Urinalysis Hematology

®

Molecular Diagnostics
Molecular Diagnostics
•
$2.0 billion market worldwide
•
Most testing currently for infectious diseases
•
Fast growing IVD segment with 20% growth
over the next five years
–
Increasing number of new oncology tests with
emphasis on early detection
–
Growth in existing infectious disease testing
associated with new therapies
•
Critical diagnostic discipline for improving
patient care
Ultra Sensitive
Detection

®

IRIS NADIA Opportunity
IRIS NADIA Opportunity
Improved Patient Diagnostics
•
Market approach must recognize critical success
factors
–
Clear definition of medical need and clinical response
–
Aligned regulatory strategy
–
Support of key opinion leaders and appropriate
scientific publications
–
Critical mass “noise” levels to communicating benefits
to the laboratory, practicing clinicians and patients
(advocacy groups)
–
Support for test introduction into the laboratory
Ultra Sensitive
Detection

®

Iris NADIA Opportunities
Iris NADIA Opportunities
The Commercial Roadmap
Develop Proof of Principle and
initial scientific publications
Initial commercialization through
specialty lab partnerships or alliances
Mid-term commercialization through alliances
with specific diagnostics companies or
pharmaceutical companies
Implement regional regulatory, reimbursement and
promotional strategies with partner(s)
Commercialize specific test as enhancement
to existing panels and testing protocols
Execute on out-licensing
opportunities
Ultra Sensitive
Detection

®

IRIS Target Market Opportunity
IRIS Target Market Opportunity
Grows to $3.9 Billion
Grows to $3.9 Billion
($ in millions)
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
2005 Future
Hematology
HIV
Oncology
Urine Culture
Urine Chemistry
Urine Microscopy

®

IRIS Five-Year Plan Summary
IRIS Five-Year Plan Summary
•
Broad pipeline
– Innovative products
– Disrupting conventional laboratory practices
– Maximizing application of core competencies / reducing risks
•
The expanded capabilities and synergies between
Molecular Diagnostics Group and other IRIS R&D groups are
yielding significant benefits to IRIS
•
Capitalizing on track record and know-how
•
R&D funding is within IRIS financial capabilities
•
New products opportunities addressing expanded relevant
market approaching $4.0 billion
•
Licensing and joint venture opportunities
•
GOAL: Grow IRIS to 3X current size in 5 years (~$250MM)

® 61

® 62